SUNAMERICA SERIES TRUST
Supplement to the Statutory Prospectus Dated May 2, 2011
Effective December 23, 2011, Equity Index Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager is deleted in its entirety and replaced with the following:

	Portfolio Manager
Name	of the Portfolio Since	Title
Brendan Voege	2011	Portfolio Manager and Quantitative Analyst
In the Management section under Information about the Investment Adviser’s Management of Certain Portfolios, the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:
The Equity Index Portfolio is managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Mr. Voege joined SAAMCo in November 2004. He holds the CFA designation.
Date: December 22, 2011

Versions:	Class 1 Version 1, Class 1 & 3, Version C1 and Combined Master